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PROSPECTUS SUPPLEMENT No. 2                             NOVEMBER 24, 1997





                                   3,000,000

                             Terra Industries Inc.

                       Terra-[logo of TERRA INDUSTRIES]

                                 Common Shares



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     The information set forth in the Company's Prospectus dated June 27, 1997 is hereby supplemented by the information contained in this Prospectus Supplement No. 2, which includes:

     . the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997, and

     .   the Company's Current Report on Form 8-K dated November 20, 1997.


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